BOSTON 2295276v1
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 1, 2004

                                  Red Hat, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                              000-26281 06-1364380
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           (Commission File Number) (IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina                       27606
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (919) 754-3700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

On October 1, 2004, the Board of Directors of Red Hat, Inc. (the "Registrant") appointed Edward R. Kozel to serve on the Registrant's Board of Directors. Mr. Kozel has not been named to any committees of the Registrant's Board of Directors. In accordance with the Registrant's 2004 Director Compensation Plan, Mr. Kozel will be eligible to receive an annual cash payment and equity awards.

Prior to his appointment to the Registrant's Board of Directors, Mr. Kozel, age 49, served as Managing Director of Integrated Finance Ltd, a retail financial services company, from March 2001 to January 2004. From January 2001 through March 2001, Mr. Kozel served as a consultant for Cisco Systems, Inc., an Internet networking company. From December 1999 to January 2001, Mr. Kozel served as Managing Director for Open Range LLC, a private venture fund.

A copy of the press release announcing Mr. Kozel's appointment to the Board of Directors is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1 - Press Release, dated October 4, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 4, 2004                    RED HAT, INC.


                                         By:     /s/ DeLisa K. Alexander
                                         -------------------------------
                                         Name:       DeLisa K. Alexander
                                         Title:      Assistant Secretary

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                                  EXHIBIT INDEX

   Exhibit No.             Description
   -----------             -----------
   99.1                    Press Release, dated October 4, 2004